                                                                     EXHIBIT 4.6

                                 MODIFICATION TO
                       FIFTH AMENDMENT TO CREDIT AGREEMENT


            MODIFICATION TO FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Modification"), dated as of April 20, 1998, among COLTEC INDUSTRIES INC, a corporation organized and existing under the laws of the State of Pennsylvania (the "Company"), Coltec Aerospace Canada Ltd., an Ontario corporation (the "Canadian Borrower"), the various Subsidiaries of the Company that are Credit Parties on the date of this Modification, the various Banks party to the Credit Agreement referred to below, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), as Documentation Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, BANKERS TRUST COMPANY, as Administrative Agent, and BANK OF MONTREAL, as Canadian Paying Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                            W I T N E S S E T H :


            WHEREAS, the Company, the Canadian Borrower, the Banks, the Documentation Agent, the Syndication Agent, the Canadian Paying Agent and the Administrative Agent are parties to a Credit Agreement, dated as of March 24, 1992, amended and restated as of January 11, 1994 and further amended and restated as of December 18, 1996, (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

            WHEREAS, the Company, the Canadian Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Administrative Agent have previously entered into the Fifth Amendment to Credit Agreement to provide, among other things, for the sale by the Company of a Subsidiary thereof and the application of the proceeds of such sale, all in accordance with the terms and subject to the conditions set forth in the Fifth Amendment to Credit Agreement;

            WHEREAS, the parties hereto have agreed to modify the Fifth Amendment to Credit Agreement as herein provided;


            NOW, THEREFORE, it is agreed:

I.   Modifications to Fifth Amendment to Credit Agreement.

      1. Subclause (4) of Section 1 of Part I of the Fifth Amendment to Credit Agreement is hereby amended in its entirety to read as follows:

      "(4) inserting in clause (e) thereof the following new clauses (ii)(D) and
      (E), in appropriate order, in the second parenthetical appearing in said clause (e):

      'and (D) the proceeds of the Holley Performance Disposition pursuant to
      Section 9.02(xxiii) and (E) the proceeds of the issuance of TIDES, New Senior Notes or New Senior Exchange Notes, as the case may be.'"

      2. Section 9 of Part I of the Fifth Amendment to Credit Agreement is hereby amended in its entirety to read as follows:

      "Section 9.02 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (xxi) thereof, (y) deleting the period at the end of clause (xxii) thereof and inserting a semi-colon in lieu thereof and (z) inserting in appropriate order the following new clauses:

            '(xxiii) so long as there shall exist no Default or Event of Default (both before and after giving effect thereto), the Company shall be permitted to dispose of the business of Holley Performance by the sale of 100% of the capital stock of, or all or substantially all of the assets of, Holley Performance, which sale transaction may include the sale of those assets of the Company or a Subsidiary thereof utilized solely by Holley Performance in its business, and the lease (and any subsequent sale) of certain industrial development facilities owned or utilized by Holley Performance financed by City of Bowling Green, Kentucky industrial revenue refunding bonds in the original aggregate principal amount of $1,000,000 maturing on March 1, 2009 (collectively, the "Holley Performance Disposition"), so long as (A) such sale transaction is for fair market value (as determined in good faith by the Board of Directors of the Company), (B) the business and assets of Holley Performance shall not have materially changed from the business and assets, respectively, of Holley Performance on the Fifth Amendment Effective Date and (C) such sale transaction results in consideration consisting of at least 75% (for this purpose, taking the amount of cash and the fair market value of all non-cash consideration, as determined in good faith by the Company) of cash;

            (xxiv) New Senior Notes and/or New Senior Exchange Notes may be repurchased (so long as retired by the Company) in accordance with the provisions of clause (iv) of Section 9.11; and

            (xxv) the activities of the Trust and the Company in connection with its issuance of TIDES, and any dissolution of the Trust and distribution of TIDES Mirror Debentures, any conversions of TIDES Mirror Debentures into common stock of the Company, repurchases or redemptions of TIDES by the Trust in accordance with the provisions of Section 9.03 and corresponding repurchases or redemptions of TIDES Mirror Debentures by the Company in each case as contemplated by the documentation relating to the TIDES and the TIDES Mirror Debentures shall be permitted without causing a violation of this
            Section 9.02.'"

      3. Section 25 of Part I of the Fifth Amendment to Credit Agreement is hereby amended in its entirety to read as follows:

      "Section 11 of the Credit Agreement is hereby further amended by inserting in appropriate order the following new definitions:

            ''Fifth Amendment' shall mean the Fifth Amendment to this Agreement, dated as of March 16, 1998.

            'Fifth Amendment Effective Date' shall mean the date the Fifth Amendment becomes effective in accordance with its terms.

            'Holley Performance' shall mean Holley Performance Products Inc, a Delaware corporation.

            'Holley Performance Disposition' shall have the meaning provided in Section 9.02(xxiii).

            'New Senior Exchange Notes' shall have the meaning provided in
            Section 9.04(xxi).

            'New Senior Notes' shall have the meaning provided in Section 9.04(xxi).

            'TIDES' shall have the meaning provided in Section 9.13(a)(viii).

            'TIDES Guarantee' shall have the meaning provided in Section 9.04(xxii).

            'TIDES Mirror Debentures' shall have the meaning provided in
            Section 9.04(a)(xxii).

            'Trust' shall have the meaning provided in Section
            9.13(a)(viii).'"

II.   Miscellaneous.

      1. In order to induce the Banks to enter into this Modification, the Company and the Canadian Borrower hereby represent and warrant that (i) all representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Modification Effective Date (as defined below) and after giving effect to this Modification (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Modification Effective Date after giving effect to this Modification.

      2. This Modification is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This Modification may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

      4. THIS MODIFICATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Modification shall become effective on the date (the "Modification Effective Date") when each Credit Party (including without limitation, the Company, the Canadian Borrower and each Subsidiary Guarantor) and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This Modification and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

      6. From and after the Modification Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Modification to be duly executed and delivered as of the date first above written.


                                    COLTEC INDUSTRIES INC


                                    By________________________________
                                       Title:



                                    COLTEC AEROSPACE CANADA LTD.


                                    By________________________________
                                       Title:



                                    BANKERS TRUST COMPANY,
                                     Individually and as
                                     Administrative Agent


                                    By________________________________
                                       Title:



                                    BANK OF AMERICA NATIONAL TRUST  AND
                                    SAVINGS ASSOCIATION
                                     Individually and as
                                     Documentation Agent


                                    By________________________________
                                       Title:



                                    THE CHASE MANHATTAN BANK,
                                     Individually and as
                                     Syndication Agent


                                    By________________________________
                                       Title:

                                    BANK OF MONTREAL,
                                     Individually and as Canadian
                                     Paying Agent and Canadian
                                     Documentation Agent


                                    By________________________________
                                       Title:



                                    ALLIED IRISH BANK, PLC,
                                     CAYMAN ISLANDS BRANCH


                                    By________________________________
                                       Title:



                                    BANK OF IRELAND


                                    By________________________________
                                       Title:



                                    BANK COMMERCIALE ITALIANA
                                     NEW YORK BRANCH


                                    By________________________________
                                       Title:



                                    By________________________________
                                       Title:



                                    BANK LEUMI TRUST COMPANY
                                     OF NEW YORK


                                    By________________________________
                                       Title:

                                    THE BANK OF NEW YORK


                                    By________________________________
                                       Title:



                                    BANK OF SCOTLAND


                                    By________________________________
                                       Title:



                                    BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                    By________________________________
                                       Title:



                                    NATEXIS BANQUE BFCE, formerly
                                     BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR


                                    By________________________________
                                       Title:



                                    CIBC INC.


                                    By________________________________
                                       Title:




                                    THE YASUDA TRUST & BANKING COMPANY, LTD.



                                    By________________________________
                                       Title:

                                    COMMERCIAL LOAN FUNDING TRUST I

                                     By Lehman Commercial Paper Inc.,
                                       not in its individual capacity but
                                       solely as administrative agent.


                                    By________________________________
                                       Title:



                                    CORESTATES BANK


                                    By________________________________
                                       Title:



                                    CREDIT LYONNAIS ATLANTA AGENCY


                                    By________________________________
                                       Title:



                                    CREDIT LYONNAIS NEW YORK
                                     BRANCH


                                    By________________________________
                                       Title:



                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By________________________________
                                       Title:

                                    FIRST UNION NATIONAL BANK
                                     (f/k/a First Union National
                                     Bank of North Carolina)


                                    By________________________________
                                       Title:



                                    THE FUJI BANK, LIMITED,
                                     ATLANTA AGENCY


                                    By________________________________
                                       Title:



                                    ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN
                                     AG (f/k/a Girocredit Bank AG Der
                                     Sparkassen, Grand Cayman Island Branch)


                                    By________________________________
                                       Title:



                                    THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED


                                    By________________________________
                                       Title:



                                    LEHMAN COMMERCIAL PAPER INC.


                                    By________________________________
                                       Title:

                                    LLOYDS BANK PLC


                                    By________________________________
                                       Title:



                                    MELLON BANK, N.A.


                                    By________________________________
                                       Title:



                                    NATIONSBANK, N.A.


                                    By________________________________
                                       Title:



                                    THE SAKURA BANK, LTD.


                                    By________________________________
                                       Title:



                                    THE SANWA BANK, LIMITED


                                    By________________________________
                                       Title:



                                    SOCIETE GENERALE


                                    By________________________________
                                       Title:

                                    THE SUMITOMO BANK, LIMITED


                                    By________________________________
                                       Title:



                                    THE TOKAI BANK, LIMITED
                                     NEW YORK BRANCH


                                    By________________________________
                                       Title:



                                    WACHOVIA BANK, N.A.


                                    By________________________________
                                       Title:



                                    BT BANK OF CANADA


                                    By________________________________
                                       Title:



                                    BANK OF AMERICA CANADA


                                    By________________________________
                                       Title:



                                    THE CHASE MANHATTAN BANK OF
                                     CANADA


                                    By________________________________
                                       Title:

                                    CREDIT LYONNAIS CANADA


                                    By________________________________
                                       Title:



                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                    By________________________________
                                       Title:



                                    MELLON BANK CANADA


                                    By________________________________
                                       Title:

Acknowledged and agreed:

AMI INDUSTRIES INC
CII HOLDINGS INC
COLTEC CANADA INC
COLTEC INDUSTRIAL PRODUCTS INC
COLTEC INTERNATIONAL SERVICES CO
COLTEC NORTH CAROLINA INC.
COLTEC TECHNICAL SERVICES INC
DELAVAN INC (F/K/A DELAVAN NEWCO INC.)
GARLOCK INC
GARLOCK INTERNATIONAL INC
GARLOCK OVERSEAS CORPORATION
HABER TOOL COMPANY INC
HOLLEY PERFORMANCE PRODUCTS INC
JAMCO PRODUCTS, LLC
MENASCO AEROSYSTEMS INC
STEMCO INC
WALBAR INC

By__________________________
    Title:
    On behalf of each of the above
    Subsidiary Guarantors